KINGS ROAD ENTERTAINMENT, INC.
                             A Delaware corporation

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Periodic Report of Kings Road Entertainment, Inc. (the "Company") on Form 10-QSB for the year ended January 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Geraldine Blecker, Chief Executive Officer, and I, H. Martin DeFrank, President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.ss. 1350, as adopted pursuant to ss.ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  August 14, 2003                          /S/ Geraldine Blecker
                                                -------------------------------
                                                By: Geraldine Blecker
                                                Its:  Chief Executive Officer


Date:  August 14, 2003                          /S/ H. Martin DeFrank
                                                -------------------------------
                                                By: H. Martin DeFrank
                                                Its:  Chief Financial Officer